UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022
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Privia Health Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-40365	81-3599420
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

950 N. Glebe Rd.,
Suite 700
Arlington,	Virginia		22203
(Address of Principal Executive Offices)			(Zip Code)
(571) 366-8850
Registrant's telephone number, including area code

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRVA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 11, 2022, Privia Health Group, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the "Annual Meeting") via live webcast. At the Annual Meeting, a total of 87,183,571 shares of our common stock, out of a total of 108,189,603 shares of common stock outstanding and entitled to vote, were represented in person or by proxy. Set forth below are the final voting results for each proposal submitted to vote of the stockholders at the meeting.
Proposal No. 1: Election of directors.
The Company’s stockholders elected the following ten nominees for director to serve as directors for a term expiring at the Company’s 2023 Annual Meeting of Stockholders, or until such director's respective successor is duly elected and qualified or such director's earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Shawn Morris	78,071,135	8,217,724	894,712
Jeff Bernstein	74,658,097	11,630,762	894,712
Jeff Butler	73,978,954	12,309,905	894,712
Nancy Cocozza	86,242,061	46,798	894,712
David King	79,020,841	7,268,018	894,712
Thomas McCarthy	78,090,331	8,198,528	894,712
Will Sherrill	76,554,101	9,734,758	894,712
Bill Sullivan	75,895,204	10,393,655	894,712
Patricia Maryland	80,348,446	5,940,413	894,712
Jaewon Ryu, M.D.	80,350,446	5,938,413	894,712

Proposal No. 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified by the Company’s stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,182,354	435	782	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVIA HEALTH GROUP, INC.

Date: May 13, 2022	By:	/s/ David Mountcastle
Name: David Mountcastle
Title: Executive Vice President, Chief Financial Officer and Authorized Officer